UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2009 (June 4, 2009)

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 4, 2009, the Federal Trade Commission (FTC) reopened and set aside or modified orders issued by the FTC on October 2, 2008 and November 13, 2008 in the matter of Hexion’s acquisition of Huntsman Corporation, thereby removing obligations relating to the divesture of assets to which Hexion agreed in order to complete the transaction, which was subsequently terminated and settled on December 14, 2008. This modification of the FTC’s earlier orders sets aside requirements intended to remedy the anticompetitive effects of the proposed transaction, but imposes on Hexion a three year requirement to seek the FTC’s approval prior to the acquisition of any stock or certain assets of Huntsman, or any merger or other combination with Huntsman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.
Date: June 15, 2009
	By:	/s/ William H. Carter
Executive Vice President and
Chief Financial Officer